SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1 )


Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

|X|      Preliminary proxy statement

[ ]      Definitive proxy statement

[ ]      Soliciting material pursuant to Rule 14a-12
                    --------


                           Millennia Tea Masters, Inc.
                (Name of Registrant as Specified in Its Charter)
                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|_|      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, schedule or registration statement no.:

         (3)      Filing party:

         (4)      Date filed:

                              - PRELIMINARY PROXY -

                           MILLENNIA TEA MASTERS, INC.
                        12330 S.W. 53rd Street, Suite 712
                          FT. LAUDERDALE, FLORIDA 33330



                                 March 24, 2004


Dear Shareholder:


         You are cordially invited to attend a Special Meeting of the holders of common stock of Millennia Tea Masters, Inc. to be held on April 13, 2004 at the company's offices at 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, commencing at 10:00 a.m., local time. At this meeting you will be asked to consider and vote upon the approval of amendments to the Articles of Incorporation of the company to provide for the following: 1) increasing the number of authorized shares of common stock of the company to 100 million shares; 2) changing the name of the company to VoIP, Inc.; and 3) allowing the shareholders of the company to act without a meeting by majority written consent, as provided under the Texas Business Corporation Act.


         Management of Millennia Tea Masters, Inc. and their affiliates and associates holding more than 50% of outstanding shares have signified their intention to vote for approval, which will insure that the amendments will be approved.

         Enclosed with this letter are a Notice of Special Meeting of Shareholders and a Proxy Statement that describes in detail the amendments. We urge you to consider all of the materials in the Proxy Statement and give it your careful attention.

         It is important that your shares be represented at the Special Meeting, regardless of the number of shares you hold. Therefore, please sign, date and return the enclosed proxy as soon as possible, whether or not you plan to attend the Special Meeting. If you attend, you may vote in person if you wish, even though you have previously returned your proxy.

                                                     Sincerely,



                                                     Steven Ivester, Chairman

                           MILLENNIA TEA MASTERS, INC.
                        12330 S.W. 53rd Street, Suite 712
                          FT. LAUDERDALE, FLORIDA 33330



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 13, 2004



Dear Shareholders of Millennia Tea Masters, Inc.:


         You are cordially invited to attend a Special Meeting of Shareholders of Millennia Tea Masters, Inc. to be held at 10:00 a.m., local time on April 13, 2004 at the company's offices at 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, to consider and vote upon proposals to approve the following:

         1) amendment of the Articles of Incorporation to increase the number of authorized shares of common stock of the company to 100 million shares;

         2) amendment of the Articles of Incorporation to change the name of the company to VoIP, Inc.;

         3) amendment of the Articles of Incorporation to allow the shareholders of the company to act without a meeting by majority written consent, as provided under the Texas Business Corporation Act; and


         4)       such other  matters as shall  lawfully come before the Special
                  Meeting.


         The accompanying Proxy Statement forms a part of this Notice. Only shareholders of record at the close of business on March 22, 2004 who own common stock will be entitled to vote at the Special Meeting or any adjournments thereof. The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote thereon is necessary to approve the amendments.


         All holders of common stock, whether or not they expect to attend the Special Meeting in person, are requested to complete, sign, date and return the enclosed form of proxy in the accompanying envelope (which requires no additional postage if mailed in the United States). Your proxy will be revocable, either in writing or by voting in person at the Special Meeting, at any time prior to its exercise.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY HOLDER OF COMMON STOCK ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF A PROXY HAS BEEN RETURNED.

                                              By Order of the Board of Directors




                                              Steven Ivester, Chairman
                                              March 24, 2004

                           MILLENNIA TEA MASTERS, INC.
                        12330 S.W. 53rd STREET, SUITE 712
                          FT. LAUDERDALE, FLORIDA 33330

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS


         This Proxy Statement and the accompanying proxy card are being furnished to the holders of common stock of Millennia Tea Masters, Inc. in connection with the solicitation of proxies by the Board of Directors of Millennia from the shareholders for use at a Special Meeting of shareholders of Millennia. At the Special Meeting, the shareholders of Millennia will be asked to consider and vote upon proposals to approve amendments to the Articles of Incorporation of the company to provide for the following: 1) increasing the number of authorized shares of common stock of the company to 100 million shares; 2) changing the name of the company to VoIP, Inc.; and 3) allowing the shareholders of the company to act without a meeting by majority written consent, as provided under the Texas Business Corporation Act. In addition, the Special Meeting may consider other actions that lawfully come before the meeting, although none is known or expected as of the date hereof. This Proxy Statement and the enclosed forms of proxy are being mailed on or about March 24, 2004.


         The company's principal business has been the importation and sale of high quality tea products from Sri Lanka, formerly known as Ceylon. We buy our teas at auctions, package them under the "Millennia" label and ship them from Sri Lanka to our leased warehouse in DeSoto, Texas. The company is headquartered in Frisco, Texas, and its common stock trades on the OTC Bulletin Board under the symbol "MTEM." As recently announced, in addition to the tea business, we also intend to pursue a new line of business in the telecommunications industry of providing equipment and services to allow voice-over-internet protocol over broadband internet connections.

                          VOTING AND PROXY INFORMATION


         The Board of Directors of Millennia has fixed the close of business on March 22, 2004, as the record date for determining the holders of common stock entitled to receive notice of and to vote at the Special Meeting. At the close of business on the record date, there were outstanding 14,230,939 shares of common stock, the only outstanding securities of Millennia entitled to vote at the Special Meeting. Such shares were held by 196 shareholders of record.


         For each share held on the record date, a holder of common stock is entitled to one vote on all matters properly brought before the shareholders at the Special Meeting. Such votes may be cast in person or by proxy. Abstentions may be specified as to the approval of the amendments. The affirmative vote, either in person or by proxy, of the holders of at least a majority of the outstanding shares of our common stock entitled to vote thereon, voting as one class, is necessary to approve the amendments. Accordingly, if a shareholder abstains from voting certain shares on the approval of the amendments, it will have the effect of a negative vote.


         On the record date, 12,500,000 shares of common stock, representing approximately 88% of shares outstanding, were held by officers and directors of Millennia and their affiliates and associates. All such persons have indicated they will vote their shares outstanding for the approval of the amendments, which will insure such approval by the shareholders.


         All shares of common stock that are represented at the Special Meeting by properly executed proxies received by Millennia prior to or at the Special Meeting and not revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. Unless instructions to the contrary are specified in the proxy, each such proxy will be voted FOR the proposal to approve the amendments.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Millennia, before the vote is taken at the Special Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and delivering a subsequent proxy relating to the same shares, or (iii) attending the Special Meeting and voting in person
(although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation should be sent to:
Corporate Secretary,  Millennia Tea Masters, Inc., 12330 S.W. 53rd Street, Suite
712, Ft. Lauderdale, Florida 33330.

                           APPROVAL OF THE AMENDMENTS

         Texas law requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote thereon in order to approve amendments to the Articles of Incorporation. Under our existing Articles of Incorporation, the vote required has been reduced from two-thirds to a simple majority, as allowed by law. Under Texas law, any shareholder voting in favor of the amendments may be deemed to have waived any rights to challenge such transactions, while shareholders voting against such transactions or abstaining from voting may continue to retain those rights. It should be noted, however, that under Texas law shareholders do not have dissenters' appraisal rights in connection with the approval of the amendments.

             VOTING SECURITIES AND CERTAIN PRINCIPAL HOLDERS THEREOF


         The  following  table  sets  forth  information  as of March  22,  2004 concerning  the  beneficial  ownership of the common stock of the company by (i)
each person who is known to us to own beneficially more than five percent of the outstanding  shares of common stock, (ii) each director and executive officer of the company and (iii) all directors and executive officers as a group.


                                                         Amount and
                      Name and address                     nature
Title of Class       of beneficial owner            of beneficial owner      Percentage
--------------       -------------------            -------------------      ----------

Common             Kevin B. Halter                      1,016,700(2)             7.1%
                   2591 Dallas Parkway, Suite 102
                   Frisco, TX 75034

Common             Steven Ivester                       12,500,000              87.8%
                   12330 S.W. 53rd Street, Suite 712
                   Ft. Lauderdale, FL 33330

Common             Kevin B. Halter, Jr.                 245,228(1)(2)            1.7%
                   2591 Dallas Parkway, Suite 102
                   Frisco, TX 75034


Common             All executive officers and           12,500,000              87.8%
                   directors as a group (1 person)


(1) Includes 100,000 shares registered in the name of KL Halter Family Partnership, Ltd.
(2) Includes 145,299 shares registered in the name of Halter Capital Corporation, 100% owned by Kevin B. Halter and Kevin Halter, Jr.

         On February 27, 2004, Steven Ivester acquired control of the company by purchasing 12,500,000 shares of common stock of the company in exchange for cash of $12,500 of his personal funds and the obligation to contribute the intellectual property rights and other assets of two start-up companies that provide voice over Internet protocol equipment and services. The shares issued to Ivester represent 87.8% of all shares of common stock of the company outstanding. Upon the sale of such stock, Ivester was provisionally appointed as a director and was elected as the company's chairman, chief executive officer and president. The existing officers, Kevin Halter and Kevin Halter, Jr., resigned as officers on February 27, 2004, and as directors effective as of March 14, 2004.

                   AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposal 1. Increasing the number of Authorized Shares of Common Stock to 100 million shares


         Purpose: The company desires to amend the Articles of Incorporation in order to increase the number of authorized shares of common stock of the company to 100 million shares. The company believes that this increase in the number of authorized shares of common stock is in the best interest of the company in that it will provide the company with available shares which could be issued for various corporate purposes, including acquisitions. The company further believes that the increase in the number of authorized shares of common stock will enable the company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. There are no definitive plans in existence to issue any of these newly authorized shares.


         Effect: The issuance by the company of any additional shares of common stock would dilute both the equity interests and the earnings per share of existing holders of common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

Proposal 2.  Changing the name of the company to "VoIP, Inc."

         Purpose: In connection with the change of control of the company from Kevin Halter to Steven Ivester, new management has signified its intentions to expand the company's existing tea import business and to expand into other business opportunities which it has been exploring and developing that have the prospect for faster growth and evidence profitablity. The new segment will consist of sales of equipment and services to users of "Voice over Internet," which allows users purchasing certain equipment to make local and long-distance telephone calls free via broadband access to the Internet. Steven Ivester has signified his agreement to contribute to the company all intellectual property rights and other assets owned by two start-up companies that will pursue opportunities in the voice over Internet business. These companies, Globalphone, Inc. and VOIP Solutions, Inc., both Florida corporations, will become wholly-owned subsidiaries of the company. Therefore, the company desires to amend the Articles of Incorporation to change the name of the company to VoIP, Inc. in order to more accurately convey the new image of the company to the public.

         Effect: Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Millennia Tea Masters, Inc.," will continue to be valid and represent shares of common stock of VoIP, Inc. following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates. Our name as it appears on the over-the-counter bulletin board and our trading symbol will change when the amendment becomes effective.

Proposal 3.  Allowing the shareholders to act by majority written consent

         Purpose: The company desires to amend the Articles of Incorporation to allow its shareholders to act by majority written consent. The company believes that this amendment is in the best interest of the company because it will reduce the time and expense associated with proxy solicitations and other votes that must come before the shareholders of the company and will provide the company with more flexibility in obtaining shareholder votes. Most state corporate statutes grant this right to all corporations formed in those states. However, in Texas such right exists only where elected in the Articles of Incorporation.

         Effect: This amendment will have the practical effect of permitting the company to approve, in most instances, actions requiring shareholder consent. The company will continue to be subject to the reporting obligations of the Securities Exchange Act of 1934, including distribution of an information statement in instances where a full proxy solicitation is not required.

                               PROXY SOLICITATION

         Proxies are being solicited from Millennia's shareholders by and on behalf of the Board of Directors of Millennia. The cost of solicitation of proxies will be paid by Millennia. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, and employees of Millennia in person or by telephone, telegram, or other means of communication. Such directors, officers, and employees will not be additionally compensated for such services but may be reimbursed for out-of-pocket expenses incurred by them in connection with such solicitation. Arrangements will also be made with custodians, nominees, and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of Millennia common stock held of record by such persons.

                              SHAREHOLDER PROPOSALS

         Proposals submitted by a shareholder of Millennia for action at the 2004 annual meeting of Millennia's shareholders must have been received by Millennia at its principal executive offices at 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, no later than April 15, 2004, in order to be included in Millennia's proxy materials relating to that meeting.

                              - PRELIMINARY PROXY -

                               Common Stock Proxy
                           Millennia Tea Masters, Inc.
    This Common Stock Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Shareholders of Millennia Tea Masters, Inc. (the "Company") to be held at the offices of the Company, located at 12330 S.W. 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330, on April 13, 2004, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints Steven Ivester the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.


         The undersigned directs that the undersigned's proxy be voted as follows:

1. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 100 MILLION SHARES.

[  ] FOR                   [  ] AGAINST                      [  ]  ABSTAIN

2. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO VoIP, INC.

[  ] FOR                   [  ] AGAINST                      [  ] ABSTAIN

3. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO ALLOW THE SHAREHOLDERS OF THE COMPANY TO ACT BY MAJORITY WRITTEN CONSENT.

[  ] FOR                   [  ] AGAINST                      [  ] ABSTAIN

4. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         This proxy will be voted as specified above. If no specification is made, this proxy will be voted for approval in items 1 through 3.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

         If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

         Please date, sign and mail this proxy to the Company.

Date ___________, 2004

                              ___________________________________
                              Signature of Shareholder

                              ___________________________________
                              Signature of Shareholder

                              Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or
                              trustee,   please  add  your  title  as  such.  If
                              executed by a corporation, the proxy should be signed by a duly authorized officer.